Fees Summary	Jan. 05, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 290.89
Total Fee Amount	290.89
Total Transaction Valuation	1,900,000.00
Total Offset Amount	0.00
Net Fee	$ 0.00